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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



     Date of report (Date of earliest event reported)   April 28, 2005
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                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                    000-22194                36-2815480
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(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
Incorporation)                         File Number)          Identification No.)

233 South Wacker Drive, Chicago, Illinois                          60606
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01:  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 28, 2005, SPSS Inc., a Delaware corporation ("SPSS"), amended and restated the change of control agreements that it maintains with two of its named executive officers, Jonathan P. Otterstatter, SPSS's Executive Vice President and Chief Technology Officer, and John Shap, SPSS's Senior Vice President, Worldwide Sales, and certain other executive officers. On April 28, 2005, SPSS also entered into a change of control agreement with certain other officers of SPSS. SPSS entered into each of these change of control agreements as part of its review of its compensation and benefits. Both the form of amended and restated change of control agreement and the form of change of control agreement are attached as exhibits to this Form 8-K.

Each of the change of control agreements provides that, in the event a change of control occurs in connection with a private company, the officer will be entitled to immediate vesting of all the officer's outstanding equity incentives and, in exchange for the underlying stock, a cash payment by the surviving entity. In the event a change of control occurs in connection with a public company, the officer will be entitled to immediate vesting of all of the officer's outstanding equity incentives and, in exchange for the underlying stock, a proportionate share of the transaction consideration to be paid by the surviving entity in connection with the change of control.

In addition, if the officer's employment is terminated without cause, the officer resigns for good reason or a constructive termination occurs prior to the two year anniversary of a change of control, the officer will also be entitled to a severance package that includes: (a) a lump-sum payment equal to the greater of (i) the total compensation package received by the executive officer in the immediately preceding fiscal year or (ii) the total compensation package scheduled to be received by the officer during the then-current fiscal year; and (b) the same health and welfare benefits that the executive officer was receiving on the employment termination date, for eighteen (18) months following the date of such termination.

Each of change of control agreements also provides that, for the period that the officer collects a severance package, the executive officer will not directly or indirectly: (i) compete with the surviving entity; (ii) solicit any customers or clients of the surviving entity; or (iii) assist in the development, maintenance, sale, distribution or marketing of any product that is competitive with the products of the surviving entity.

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            10.53  Form of Amended and Restated Change of Control Agreement

            10.54  Form of Change of Control Agreement



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SPSS INC.

                                      By:  /s/ Raymond H. Panza
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                                           Raymond H. Panza
                                           Executive Vice President, Corporate
                                           Operations, Chief Financial Officer,
Dated:   May 2, 2005                       and Secretary






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